HEWLETT  PACKARD
Exhibit  TM02
CONSULTING  SERVICES  AGREEMENT  (Deliverables)








                      CONSULTING SERVICES AGREEMENT BETWEEN
                             HEWLETT-PACKARD COMPANY
                                       AND
                                  PHOTOLOFT.COM

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HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02


TABLE  OF  CONTENTS

SECTIONS  OF  THE  AGREEMENT

   1.  Definitions

   2.  HP  Obligations

   3.  Customer  obligations

   4.  Price  and  Payment

   5.  Change  Orders

   6.  Acceptance

   7.  Warranties

   8.  Licenses

   9.  Intellectual  Property  Rights

   10. Intellectual  Property  Indemnity

   11. Confidential  Information

   12. Remedies  and  Liabilities

   13. Term  and  Termination

   14. General

EXHIBITS  TO  THE  AGREEMENT

   A.  Statement  of  Work

   B.  Chan  a  Order  Procedures

HEWLETT(TM)
PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02

This Consulting Services Agreement ("Agreement") is made between HEWLETT-PACKARD COMPANY, a California Corporation ("HP") and Photoloft.Com, a California corporation ("Customer"), as of October 22, 1998 ("Effective Date").

The purpose of this Agreement is to set forth the mutually agreeable terms and conditions under which HP will perform Consulting Services and provide Deliverables to Customer according to one or more Statements of Work.


1.     DEFINITIONS

     a) "CONSULTING SERVICES" (sometimes referred to as "Work") refers to such activities as analysis, design, planning, development, consulting, implementation, education, training and project management as described in a Statement f Work. Consulting Services may also include other types of services describe more specifically in a Statement of Work.

     b) "DELIVERABLES" means the tangible results of the Consulting Services provided by HP to Customer as described in a on Statement of Work. Unless otherwise agreed, the term Deliverable. does not include custom hardware.

     c) "SOFTWARE" means one or more programs (including any associated documentation) capable of operating on a controller, processor or other hardware device .

     a) "STATEMENT OF WORK" means a document attached to this Agreement which describes a specific project, engagement or assignment ("Project") for which HP will provide Consulting Services to Customer. More than one Statement of Work may be attached to this Agreement from time to time.


2.     HP  OBLIGATIONS

     a) HP will use reasonable commercial efforts to perform the Consulting Services and provide the Deliverables specifically described in ore or more Statements of Work in accordance with the terms and conditions of this Agreement. Customer and HP will sign a separate Statement of Work for each Project that exceeds $10,000, which will be incorporated by reference into this Agreement upon execution by the parties. Each Statement of Work will: (i) be made in writing in the form attached an Exhibit A, (ii) reference this Agreement, (iii) be numbered consecutively n a chronological basis, and (iv) be executed by authorized representatives of Custom r no HP. Individual Statements of Work should address at least the following areas:

          1.   Project description

          2.   Price, payment and delivery schedules

          3.   Scope of Consulting Services

          4.   Acceptance criteria

          S.   Nature of Deliverables

          6.   Project cost coordination

     b) For all Projects under a value f $10,000, Customer's purchase order referencing this Agreement will constitute the applicable Statement of Work upon acceptance by HP.

     c) Unless otherwise agreed, Consulting Service will be performed during HP's normal business hour.

     d) HP will use reasonable commercial efforts to provide the Deliverable and perform the Consulting Service. in accordance with the delivery schedule specified in each Statement of Work.

     e) HE' may select qualified and reputable subcontractors to perform Consulting Services and/or provide Deliverable.

     f) HP will appoint a representative to supervise and coordinate HP's performance of Consulting Services. HP may change its representative at any time upon written notice.

     a) Unless otherwise agreed in a Statement of Work, HP in not responsible for providing support for any Deliverables.


3.     CUSTOMEROBLIGATIONS

Customer will comply with the general obligations specified below together with any specific Customer obligations described in a Statement of Work, in a timely manner.

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HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02

     b) Customer acknowledges that HP's ability to deliver the Consulting Services is dependent upon Customer's full and timely cooperation with HP, as well as the accuracy and completeness of any information and data Customer provides to HP. Therefore, Customer will:

          1. Provide HP with access to, and use of, all information, data, documentation, computer time, facilities, working space and office services deemed necessary by HP.

          2. Appoint a representative who will provide professional and prompt liaison with HP, have the necessary expertise and authority to commit Customer, be available at all times when HP's personnel are at the Customer's site (or designate an alternate with the same level of authority in the event of unavailability caused by illness or other valid reasons), and meet with the HP representative at regular intervals to be agreed upon t review progress and resolve any issues relating to the Consultinq Services or Deliverables.

     c) Customer will be responsible for maintaining an external procedure for reconstruction of lost or altered files, data or programs to the extent deemed necessary by Customer, and for actually reconstructing any such materials.

     d) Customer will be liable for any delays to the delivery schedule specified in each Statement of Work caused by Customer or resulting from Customer's failure to fulfill any of its obligations. HP may charge Customer for any additional charges or losses incurred by HP as a result of such delays, and may adjust the affected delivery schedule accordingly.

     a) Customer will be responsible at all times for the supervision, management and control of the Deliverables and any results obtained from the Deliverables, including without limitation all responsibility for maintenance of proper machine configuration, audit controls, operating methods, error detection and recovery procedures, back-up plans, security, insurance, maintenance and all that activities necessary to enable Customer to use the Deliverables.

     f) Except as expressly provided in this Agreement, Customer has sale responsibility to ensure that its information technology environment is Year 2000 compliant. HP is not providing Year 2000 services (for example, Year 2000 assessment, conversion or testing) under this Agreement. Customer acknowledges that HP will not be responsible for failure to perform Consulting Services or supply Deliverable. under this Agreement, if such failure is the result, directly or indirectly, of the inability of any products to correctly process, provide or receive date data (i.e., representations for month, day and year), and to properly exchange data with the Deliverables by HP ,under this Agreement.

4.     PRICE  AND  PAYMENT

     a) Prices for Consulting Services and Deliverables a will be specified in each Statement of work. Prices quoted in each Statement of Work are valid for 30 days. Prices include all materials and labor expenses, but do net include sales, use, service, value added or like taxes, or customs duties. Such taxes and duties, when applicable, will be added to HP's invoices.

     b) HP will issue invoices in accordance with the payment schedule specified in each Statement of Work. Charges for travel expenses may be invoiced separately. Customer will pay all invoices within 30 days from the date of invoice. HP may change credit terms upon reasonable notice at any time when, in HP's opinion, Customer's financial condition, previous payment record, or the nature of Customer's relationship with HP so warrants.

     c) Should any sum due to HP remain unpaid after 60 days from the date of invoice, HP may terminate this Agreement pursuant t Section 13.b.2 and discontinue performance under any other agreement with Customer.


5.     CHANGE  ORDERS

     a) "Change Order" means an agreed upon change or modification to the Deliverables, Consulting Services or that material aspect of a Statement of Work that complies with the requirements of Exhibit B. Requests by Customer and recommendations by HP for Change Orders are subject to the procedures set forth in Exhibit B, and will be made in writing in the form attached to Exhibit B as Attachment B-1.

     b) All Change Orders must be mutually agreed by the parties. Pending such agreement, HP will continue to perform and be paid as if such Change Order had not been requested or recommended, provided that if either party process a Change Older which, in HP's judgment, represents a material change in the Consulting Services or Deliverables ad such Change Order remains outstanding for 30 days or is rejected by Customer, HP will have the right to terminate the affected Statement of Work pursuant to Section 13.b.2 below.

HEWLETT  PACKARD

CONSULTING SERVICES AGREEMENT (Deliverables) exhibit TM02


6.     ACCEPTANCE

     a) HP will provide notice to Customer when the Deliverables are ready for acceptance. Acceptance of Deliverables will occur upon the earlier of:
          a) the date HP demonstrates to Customer, by the successful completion of acceptance tests or otherwise, that the Deliverables substantially conform to the acceptance criteria specified in the applicable Statement of Work; or b) the date that Customer uses any substantial part of the Deliverables for any purpose other than performing acceptance tests. Acceptance of Consulting Services will occur upon HP's performance of such Consulting Services,

     b) In the event that any Deliverable fails to conform substantially to the acceptance criteria specified in the applicable Statement of Work, HP will have a reasonable time to remedy such substantial non-conformance, following HP's receipt of written notice from
          Customer specifying in reasonable detail the nature of Such non-conformance. In the event that HP is unable to remedy the non-conformance: a) Customer may accept the Deliverable without warranty, on an "AS IS" basis, subject to a reasonable price adjustment; or b) Customer may return the Deliverable to HP and receive a refund of amounts paid to HP for the Deliverable.

     c) Acceptance will not be delayed for any minor non-conformance with the requirements specified in any Statement of Work. Following acceptance, HP will use reasonable commercial efforts to correct any minor non-conformance that appears during acceptance testing.

     d) If acceptance testing is delayed for reasons attributable to Customer, acceptance will be deemed to occur on the 10th day after notice by HP that the Deliverable in ready for acceptance testing.

7.     WARRANTIES

     a) HP will perform Consulting Services in accordance with generally recognized commercial practices and standards. HP will re-perform any Consulting Services not performed in accordance with the foregoing warranty, provided that HP receives notice from Customer within 30 days after such Consulting Services were performed.

     b) HP warrants that Deliverables will substantially conform to the acceptance criteria specified in the applicable Statement of Work for a period of 90 days from the date of acceptance.

     c) HP does not warrant that the operation of Deliverables will be uninterrupted or error conform to any reliability or performance standards beyond those specified in the applicable acceptance criteria. HP also does not warrant that Deliverables will be compatible with future HP products those of other vendors.

     d) If HP receives notice during the warranty period of any substantial non-conformance with the acceptance criteria that materially impairs the functioning of a Deliverable, HP will, at its option, either correct such non-conformance or provide a work-around which substantially remedies the non-conformance.

     e)   If HP is unable within a reasonable  time to comply with the foregoing
          --
          obligations, HP will refund a reasonable portion of the price stated in the Statement of Work upon or prompt return of the affected Deliverable to HP, and/or delivery to HP of proof of the destruction of the affected Deliverable.

     f) The warranties provided in this Section 7 will not apply in the event of deemed acceptance under Section 6.a(b) or 6.d above, or to defects or non-conformance resulting from:

          1. Unauthorized, improper or inadequate maintenance or calibration by Customer or any third party.

          2.   Software, hardware, interfacing, or supplies not supplied by HP.

          3.   Unauthorized modification of Deliverables or any portion thereof.

          4. Improper use or operation of Deliverable or any portion thereof or Customer's failure to comply with the applicable environmental specification.

          5. Improper site preparation or maintenance by Customer or a third party.

     g) THE ABOVE WARRANTIES ARE EXCLUSIVE AND NO OTHER WARRANTY, WHETHER WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED. HP SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

HEWLETT  PACKARD
CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02


8.  LICENSES

     a) Unless otherwise agreed in writing, when HP supplies Customer with a Deliverable that in whole or in part consists of Software (sometimes referral to in Sections 8 and 9 as a "Software Deliverable"), such Software Deliverable will be supplied in object code form only.

     b) Upon Customer acceptance of a Deliverable and receipt by HP of the associated payment in full, HP grants Customer a non-exclusive, perpetual, non-transferable license to use such Deliverable for its own internal purposes. Customer's license confers no title or ownership in the Deliverable and no rights in any associated Software Deliverable source code, and will not be construed as a sale of any rights in the Deliverable or the media on which it is recorded or printed.

     c) Unless otherwise authorized by HP, Customer may only make copies of Deliverables for archival purposes, or when copying is an essential step in the authorized use of a Software Deliverable on a backup controller, processor or other hardware device.

     d) Customer will label each copy of Deliverables made under Section 8.c above with the copyright notice that appears on the original.

     e)   Customer  will  not  market,   sublicense  or  otherwise  provide  the
          original, any copy or partial copy, or any derivative of a Deliverable to any third party.

     f) Customer's license does not include the right to updates, upgrades or other enhancements to a Deliverable.

     g) Customer will not disassemble or decompile any Software Deliverable without HP's prior written consent. Where Customer has other rights under statute, Customer will provide HP with reasonably detailed information regarding any intended disassembly or decompilation. Customer will not decrypt any Software Deliverable unless necessary for legitimate use of the Deliverable.

     h) HP may terminate Customer's license in any Deliverables upon notice for failure to comply with the terms of this Agreement. TR the event of termination of Customer's license, Customer will immediately destroy or return to HP the affected Deliverable and all partial or complete copies, or provide satisfactory evidence of in their destruction to HP.

     i) Customer grants HP a non-exclusive, worldwide, royalty-free license to use, copy, make derivative works of, distribute, display, perform, and transmit Customer's pre-existing copyrighted works or other intellectual property rights to the extent necessary for HP to perform its obligations under this Agreement.

9.     INTELLECTUAL  PROPERTY  RIGHTS

     a) All copyrights aid other intellectual property rights existing prior to the Effective Date will belong to the party that owned such rights immediately prior to the Effective Date.

     b) Neither party will gain by virtue of this Agreement any rights of ownership of copyrights, patents, trade secrets, trademarks or any other intellectual property rights owned by the other.

     c) HP will own all copyrights, patents, trade secrets, trademarks and other intellectual property rights, title and interest in or pertaining to all Works (including computer programs, Deliverables and Software Deliverables) developed by HP for purposes of this Agreement.

10.     INTELLECTUALPROPERTYINDEMNITY

          HP will defend or settle any claim against Customer regarding the Consulting Services and Deliverables, to the effect that HP knowingly infringed a patent, utility model, industrial design, copyright, trade secret, mask work or trademark in the country where, such Deliverables are used or such Consulting Services are provided.

     b) The indemnities provided in Section 10.1 above will apply provided Customer promptly notifies HP in writing of the claim, and Customer cooperates with HP in and grants HP sole control of the defense or settlement

     c) For infringement claims covered by this Section 10, HP will pay infringement claim defense costs, settlement amounts and court-awarded damages. If such a claim regarding a Deliverable appears likely, HP my modify the Deliverable, procure any necessary license or replace it. If HP determines that none of these alternatives is reasonably available, HP will refund Customer's purchase price upon return of the Deliverable if within one year of delivery, or Customer's net book value thereafter.

     d)   HP has no obligation for any claim of infringement arising from:

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02


          1.   HP-s   compliance   with  or  use  of   Customer's   information,
               technology, designs, specifications or instructions, including those incorporated into dry Statement of Work.

          2.   Modification of a Deliverable by Customer or a third party.

          3. Use of a Deliverable in a way not indicated in a Statement of Work.

          4.   Use of a Deliverable with products not supplied by HP.

     a)   This   Section  10  states  HP's  entire   liability   for  claims  of
          intellectual property infringement.

11.     CONFIDENTIAL  INFORMATION

          HP and Customer agree that all information exchanged between them is not confidential unless they have entered into a separate confidential disclosure agreement

12.     REMEDIES  AND  LIABILITIES

     a) The remedies in this Agreement are Customer's sole and exclusive remedies.

     b) To the extent HP IS held legally liable to Customer, HP's liability is limited to:

          1. Payments described in Sections 6, 7, and 10 above, this Section 12, and Section 13.d below.

          2.   Damages for bodily injury.

          3.   Direct  damages  to  tangible  property  up to a  limit  of  U.S.
               $1,000,000.

     c) Notwithstanding Section 12.b above, in no event will HP or its affiliates, subcontractors and suppliers be liable for any of the following:

          1. Actual loss or direct damage that is not listed in Section 12.b above.

          2.   Damages for loss of data, or Software restoration.

          3. Damages relating to Customer's procurement of substitute products or services (i.e., "cost of cover").

          4. Incidental, special or consequential damages, including downtime costs or lost profits but excluding damages for bodily injury and payments described in Section 10.c above.

     d) The Deliverables are not specifically designed, manufactured or intended for sale as parts, components or assemblies for the planning, construction, maintenance, or direct operation of a nuclear facility. Customer will be solely liable if any Deliverables purchased or licensed by Customer are used for these applications. Customer will indemnify and hold HP harmless from all loss, damage, expense or liability in connection with such use.

13.     TERM  AND  TERMINATION

     a) This Agreement will commence on the Effective Date and will continue in force until termination according to the terms of this Agreement. Individual Statements of Work will be effective upon execution by both parties and will continue in force until both parties have fulfilled all of their, Project obligations, or until the earlier termination of such Statement of Work according to the terms of this Agreement.

     b) This Agreement or an individual Statement of Work may be terminated immediately upon notice in writing:

          1. By either party if the other party is in material breach of any of its obligations hereunder and fails to remedy such breach within 30 days of receipt of a written notice by the other party which specifies the material breach.

          2. By HP, in the absence of mutual agreement regarding a Change Order which represents a material change under Section 5,b, or if Customer fails to pay any sum due under this Agreement within the 60 day time period specified in Section 4.c.

          3. By either party if the other party has a receiver appointed, or an assignee for the benefit of creditors, or in the event of any insolvency or inability to pay debts as they become due by the other party, except as may be prohibited by applicable bankruptcy law

     c) Either party may terminate this Agreement for convenience upon 30 days prior written notice to the other party. Any termination of this Agreement will not relieve either party of its obligations

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMFNT  (Deliverables)
E3NbitTM02


          under any Statement of Work in effect on the date of termination of this Agreement, unless otherwise mutually agreed to in writing.

     d) Upon termination of any Statement of Work, Customer will pay HP for all Work performed and charges and expenses incurred by HP up to the date of termination, and Customer will receive all work in progress for which Customer has paid. Should the sum of such amounts be less than any advance payment received by HP, HP will refund the difference within 30 days of receipt of an invoice from Customer.

     a) Sections 4, 7, 8, 9, 10 and 12 above, and Section 14 below, will survive termination of this Agreement.

14.  GENERAL

     a) STANDARD PRODUCTS. This Agreement does not cover standard HP hardware and software products sold or licensed to Customer. Any such transactions will be governed by the terms of Customer's HP purchase agreement or, in the absence of a signed purchase agreement, HP's Terms add Conditions of Sale and Service (Exhibit E16).

     b) HEALTH AND SAFETY. HP and any of its subcontractors will, when at the Customer's site, conduct their activities so that their equipment, working Conditions and methods are safe and without risk to health for their own and Customer's employees as well as for any that user. other Customer's site.

     c) NON-RESTRICTIIVE RELATIONSHIP. HP may provide the same or similar Consulting Services and Deliverables to other customer

     d) NO PUBLICITY. Neither party will publicize or disclose to any third party without the consent of the other party, either the price or other terms f this Agreement or the fact of its existence. a aid execution, except as may be necessary to comply with other obligations stated in this Agreement.

     e) NO JOINT VENTURE. N thing contained in this Agreement will be construed as creating a joint venture, partnership or employment relationship between the parties hereto, nor will either party have the right, power or authority to create any obligation or only, express or implied on behalf of the other.

     f) NO ASSIGNMENT. Except will respect to HP's rights regarding the use of subcontractors, neither party may assign any rights or obligations under this Agreement to any Statement of Work without the prior written consent of the that party.

     g) EXPORT ADMINISTRATION REGULATIONS. If Customer exports any Deliverable outside the country in which the Deliverable is delivered to Customer, Customer assumes responsibility for complying with applicable laws and regulations and for obtaining required export and import authorizations. Customer will not export or re-export any technical data in violation of U.S. Export Administration regulations or other applicable export regulations.

     h) FORCE MAJEURE. Neither party will be liable for performance delays or for non-performance due to causes beyond its reasonable control.

     i) NOTICES. All notices required under or regarding this Agreement or any individual Statement of Work will be in writing and will be considered given upon personal delivery of a written notice to the HP representative or Customer representative designated in the Statement of Work, or within five days of mailing, postage prepaid and appropriately addressed.

     j) WAIER. Neither party's failure to exercise any of its rights under this Agreement will constitute or be deemed a waiver or forfeiture of those rights.

     k) SERABILITY. If any term or provision of this Agreement is held to be illegal or unenforceable, the validity or enforceability of the remainder of this Agreement will not be affected.

     1) EXHIBITS. The fo1lowing documents are attached hereto as exhibits, the terms of which are incorporated by reference in their entirety:

          A Statement of Work (and all subsequently executed Statements of Work)

          B    change Order Procedures

     m) PRECEDENCE. In the event of conflict between the provision. of this Agreement and any attached exhibit or Statement of Work, the provisions of this Agreement will to the extent of such conflict take precedence.

     n) ENTIRE AGREEMENT. This Agreement and its exhibits and Statements of Work constitute the entire agreement between HP and Customer and supersede any prior or contemporaneous communications,

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02


          representations or agreements between the parties, whether oral or written, regarding the subject matter of this Agreement. Customer's additional or different terms and conditions will not apply. The terms and conditions of this Agreement may not be changed except by an amendment signed by an authorized representative of each party.

     o) APPLICABLE LAW. This Agreement is made under and will be construed in accordance with the law of California without giving effect to that state's choice of law rules.

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02

AGREED TO:                                  AGREED TO:
HP  /S/ Shrinivas Sukamar                   Customer  /s/ Jack Marshall
    ---------------------                             ---------------------
Authorized Representative Signature         Authorized Representative Signature
Name:  Srinivas Sukumar                     Name:  Jack  Marshall
Title  Hewlett Packard ITIO Genera Manager  Title:  CEO- PhotoLoft.com
Address:  1100 Wolf Road                    Address: 300 Orchard City Dr. Suite 142
          Cupertino, CA  95014,  USA        Campbell,  CA  95008

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02


                                    EXHIBIT A

                             STATEMENT OF WORK FORM


REDACTED

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02


                                    EXHIBIT B
                             CHANGE ORDER PROCEDURES

The  following  procedures  will  be  observed  for  all  Change  Orders:

     1. Either party may request a Change Order but all Change Orders must be in writing and prepared by HP. HP may charge a reasonable fee for investigating, preparing or initiating a Change Order at Customer's request.

     2. Change Order requests will be processed as a on as is reasonably possible.

     3. All Change Orders will be in the form attached hereto as Attachment B-1 to Exhibit B, and will be signed by the appointed representative for each party (or individuals specified in writing as substitute during periods of illness or absence).

     4.   Change Orders will include the following:

          a) A description of any additional work to be performed and/or any changes to the performance required of either party.

          b) A statement of the impact of the work or changes on the Consulting Services, the Deliverables, the acceptance tests or criteria, or other requirements of the Agreement.

          c) The estimated timetable to complete the work specified in the Change Order and the impact, if any, on the delivery schedule, pricing and payments.

          d)   Specific    individuals    with    management   or   coordination
               responsibilities.

          a)   The documentation to be modified or supplied as part or the work.

          f)   Any additional acceptance test procedures for such work.

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02

                                    EXHIBIT B
                         TO CONSULTING SERVICES ADDENDUM
                                 ATTACHMENT B-1
                                CHANGE ORDER FORM

1. Describe services or changes requested (attach additional pages if necessary).








     REQUESTED  BY  CUSTOMER:             REQUESTED  BY:

     Customer:  ________________          HP:  ______________

     -----------------------------------  -----------------------------------
     Authorized Representative Signature  Representative Signature

     Name: ________________               Name: ____________________

     Title:  _______________              Title:  ___________________

     Date:  ________________              Date:  _____________________



2. Modifications, clarifications or supplements to description of services or changes requested in paragraph 1 above, if any (attach additional pages if necessary):








3. Assignment of necessary HP personnel and resources (attach additional pages if necessary):

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02


4.   Impact  on  price,  delivery  schedule,  payment  schedule,   Deliverables,
     Consulting Services and ancceptance test procedures and criteria (attach additional pages if nece5sary):



     a.   Price








     b.   Delivery Schedule and Payment Schedule








     c.   Deliverables








     d.   Consulting Services








     a.   Acceptance Test Procedures and Criteria

HEWLETT  PACKARD
CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Fxhibit  TM02


Change  Order  Approved  and  Accepted

Customer:  ______________________     HP:  ______________________________

-----------------------------------   ----------------------------------
Authorized Representative Signature   Authorized Representative Signature

Name:  __________________________     Name:  ____________________________

Title: __________________________     Title: ____________________________

Date:  __________________________     Date:  ____________________________


Change  Order  Rejected

Customer:  ______________________     HP:  ______________________________

-----------------------------------   ----------------------------------
Authorized Representative Signature   Authorized Representative Signature

Name:  __________________________     Name:  ____________________________

Title: __________________________     Title: ____________________________

Date:  __________________________     Date:  ____________________________